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                                                                   EXHIBIT 10.71
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                                                                                FORM TX                                    [GRAPHIC]
CERTIFICATE OF REGISTRATION                                                     For a Nondramatic Literary Work
                                                                                UNITED STATES COPYRIGHT OFFICE
                    This Certificate issued under the seal of the Copyright     ----------------------------------------------------
                    Office in accordance with title 17, United States Code,
                    attests that registration has been made for the work           TXu 1-075-739
                    identified below. The information on this certificate has   ----------------------------------------------------
                    been made a part of the Copyright Office records.           EFFECTIVE DATE OF REGISTRATION

[GRAPHIC]                                          /s/ Marybeth Peters          8 21 02
                                                   --------------------------
                                                                                Month Day Year

OFFICIAL SEAL                                      REGISTER OF COPYRIGHTS       ----------------------------------------------------
                                                   United States of America

            DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
====================================================================================================================================
1           TITLE OF THIS WORK

                  PETRODOCS

            ------------------------------------------------------------------------------------------------------------------------
            PREVIOUS OR ALTERNATIVE TITLES

            ------------------------------------------------------------------------------------------------------------------------
            PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give
            information about the collective work in which the contribution appeared.     Title of Collective Work

            ------------------------------------------------------------------------------------------------------------------------
            If published in a periodical or serial give:  Volume    Number      Issue Date               On Pages

====================================================================================================================================
2           NAME OF AUTHOR                                                      DATES OF BIRTH AND DEATH
                                                                                Year Born     Year Died

          a   PETROCON ENGINEERING, INC.
            -----------------------------------------------------------------   ----------------------------------------------------
            Was this contribution to the    AUTHOR'S NATIONALITY OR DOMICILE    WAS THIS AUTHOR'S CONTRIBUTION TO
            work a "work made for hire"?    Name of Country                     THE WORK                     If the answer to either
                   [X] Yes                      Citizen of    USA               Anonymous?    [ ] Yes [ ] No of these questions is
                                            OR                                                               "Yes," see detailed
                   [ ] No                       Domiciled in  BEAUMONT, TEXAS   Pseudonymous? [ ] Yes [ ] No instructions.
            ------------------------------------------------------------------------------------------------------------------------
   NOTE NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed.

                       COMPUTER PROGRAM
Under the   ========================================================================================================================
law, the  b NAME OF AUTHOR                                                      DATES OF BIRTH AND DEATH
"author"                                                                         Year Born     Year Died
of a
"work       -----------------------------------------------------------------   ----------------------------------------------------
made for    Was this contribution to the    AUTHOR'S NATIONALITY OR DOMICILE    WAS THIS AUTHOR'S CONTRIBUTION TO
hire" is    work a "work made for hire"?    Name of Country                     THE WORK                     If the answer to either
generally          [X] Yes                      Citizen of                      Anonymous?    [ ] Yes [ ] No of these questions is
the                                         OR             ------------------                                "Yes," see detailed
employer,          [ ] No                       Domiciled in                    Pseudonymous? [ ] Yes [ ] No instructions.
not the                                                      ----------------
employee    ------------------------------------------------------------------------------------------------------------------------
(see        NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed.
instruct-
ions).      ========================================================================================================================
For any   c NAME OF AUTHOR                                                      DATES OF BIRTH AND DEATH
part of                                                                          Year Born     Year Died
this
work        -----------------------------------------------------------------   ----------------------------------------------------
that was    Was this contribution to the    AUTHOR'S NATIONALITY OR DOMICILE    WAS THIS AUTHOR'S CONTRIBUTION TO





"made for   work a "work made for hire" ?   Name of Country                     THE WORK                     If the answer to either
hire"              [X] Yes                      Citizen of                      Anonymous?    [ ] Yes [ ] No of these questions is
check                                       OR             ------------------                                "Yes," see detailed
"Yes" in           [ ] No                       Domiciled in                    Pseudonymous? [ ] Yes [ ] No instructions.
the space                                                    ----------------
provided,   ------------------------------------------------------------------------------------------------------------------------
give the    NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed.
employer
(or other
person for
whom the
war was
prepared)
as
"Author"
of that
part and
leave the
space for
dates of
birth and
death
blank.

====================================================================================================================================
3         a YEAR IN WHICH CREATION OF THIS           b DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
            WORK WAS COMPLETED
                                This information       Complete this information  Month             Day          Year
              1998 Year         must be given          ONLY if this work                -----------     --------      ------------
                                in all cases.          has been published.                                                    Nation
                                                                                ---------------------------------------------
====================================================================================================================================
4           COPYRIGHT CLAIMANT(S) Name and address must be given even if                APPLICATION RECIEVED
            the claimant is the same as the author given in space 2.                    Aug 21 2002

                                        PETROCON ENGINEERING, INC.                      ONE DEPOSIT RECEIVED
See                                     P.O. BOX 20397                                  Aug 21 2002
instruct-                               BEAUMONT, TX 77720
ions before -----------------------------------------------------------------           TWO DEPOSIT RECEIVED
completing  TRANSFER If the claimant(s) named here in space 4 is (are)
this space. different from the author(s) named in space 2, give a brief
            statement of how the claimant(s) obtained ownership of the                  FUND RECEIVED
            copyright. DO NOT WRITE HERE OFFICE USE ONLY


====================================================================================================================================

MORE ON BACK  . Complete all applicable spaces (numbers 5-9) on the reverse side of this page.                     DO NOT WRITE HERE
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
                                                                                ====================================================
                                                                                EXAMINED BY                                  FORM TX

                                                                                /s/ Illegible

                                                                                ----------------------------------------------------
                                                                                CHECKED BY

                                                                                =======================================    FOR
                                                                                    CORRESPONDENCE                      COPYRIGHT
                                                                                                                         OFFICE
                                                                                [X]                                        USE
                                                                                Yes                                       ONLY

                                                                                ====================================================

            DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
====================================================================================================================================
PREVIOUS REGISTRATION Has registration for this work, or for an earlier version of this work, already been made in the             5
Copyright Office?

[ ] Yes [X] No If your answer is "Yes," why is another registration being sought? (Check appropriate box).

a. [ ] This is the first published edition of a work previously registrated in unpublished form.

b. [ ] This is the first application submitted by this author as copyright claimant.

c. [ ] This is the changed version of the work, as shown by space 6 on this application.

If your answer is "Yes," give: Previous Registration number                                Year of Registration

====================================================================================================================================
DERIVATIVE WORK OR COMPILATION                                                                                                     6
Preexisting Material Indentify any preexisting work or works that this work is based on or incorporates.                a

        FOXPRO


                                                                                                                        See
======================================================================================================================= instructions
Material Added to This Work  Give a brief, general statement of the material that has been added to this work and in    before
which copyright is claimed.                                                                                             completing
                                                                                                                        this space.

                                                                                                                        b

====================================================================================================================================
DEPOSIT ACCOUNT If the registration fee is to be charged to a Deposit Account established in the Copyright Office,                 7
give name and number of Account.
Name                                                                     Account Number                                 a

-----------------------------------------------------------  ----------------------------------------------------------
=======================================================================================================================
CORRESPONDENCE Give name and address to which correspondence about this application should be sent. Name/Address/Apt/
City/State/ZIP                                                                                                          b

        OLAN B. WEEKS, P.E.
        P.O. BOX 20397
        BEAUMONT, TX 77720

Area code and daytime telephone number                                          Fax number

Email

====================================================================================================================================
CERTIFICATION* I, the undersigned, hereby certify that I am the   [ ] author                                                       8
                                                                  [ ] other copyright claimant
                                                   Check only one [ ] owner of exclusive right(s)
                                                                  [X] authorized agent of PETROCON ENGINEERING, INC.
                                                                                          --------------------------
                                                                             Name of author or other copyright claimant,
                                                                                    or owner of exclusive right(s)

-----------------------------------------------------------------------------------------------------------------------
Typed or printed name and date If this application gives a date of publication in space 3, do not sign and submit it before that date.

              OLAN B. WEEKS                                                     Date 07/25/2002
-----------------------------------------------------------------------------------------------------------------------
                Handwritten signature (X)

              X /s/ Olan B. Weeks

                -------------------------

====================================================================================================================================
                                                                                     YOU MUST:                                     9
             -------------------------------------------------------------------  .  Complete all necessary spaces
Certificate  Name                                                                 .  Sign your application in space 8
will be           OLAN B. WEEKS
mailed in    -------------------------------------------------------------------     SEND ALL 3 ELEMENTS
window       Number/Street/Apt                                                       IN THE SAME PACKAGE:
envelope          P.O. BOX 20397                                                  1. Application form
to this      -------------------------------------------------------------------  2. Nonrefundable filing fee in check  As of
address:     City/State/ZIP                                                          or money order payable to          July 1,
                  BEAUMONT, TX 77720                                                 Register of Copyrights             1999, the
             -------------------------------------------------------------------  3. Deposit material                   filing fee
                                                                                     MAIL TO:                           for Form TX
                                                                                  Library of Congress                   is $30.
                                                                                  Copyright Office
                                                                                  101 Independence Avenue.S.E.
                                                                                  Washington, D.C. 20559-6000


______________ Any person who knowingly makes a false representation of a material fact in the application for copyright registration provided for by section 409, or in any written statement filed in connection
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